UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2010
HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana	47006-8835

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 934-7777
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 3, 2010, Hill-Rom Holdings, Inc. (the “Company”) announced its earnings for the first quarter ended December 31, 2009. This announcement is more fully described in the press release filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
99	Press release dated February 3, 2010 issued by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
DATE: February 4, 2010	BY:	/S/ Gregory N. Miller
Gregory N. Miller
Senior Vice President and Chief Financial Officer

DATE: February 4, 2010	BY:	/S/ Richard G. Keller
Richard G. Keller
Vice President — Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press release dated February 3, 2010 issued by the Company.

4